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T. Rowe Price New Income Fund, Inc.


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 The following updates the Portfolio Management paragraph in Section 3 of the current prospectuses for the New Income Fund, New Income Fund-Advisor Class, and New Income Fund-R Class.

   Portfolio Management
   Effective December 1, 2002, Daniel O. Shackelford became chairman of New Income Fund's Investment Advisory Committee and assumed day-to-day responsibility for managing the portfolio. Mr. Shackelford has been managing investments at T. Rowe Price since 1999. Prior to that time, he had been managing fixed-income portfolios for Investment Counselors of Maryland since 1993.
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 The date of this supplement is December 3, 2002.
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 F43-041 12/3/02